微创索林心律管理医疗器械༈上海༉有限公司
合资经营合同修正案༈二༉

Amendment Agreement (2) to the Joint Venture Contract in respect of
MicroPort Sorin CRM (Shanghai) Co., Ltd. (“Company”)
根据《中外合资经营企业法》、《公司法》及相关法律法规的规定༌现修订公司于2014年1月9日签订的《合资经营合同》༈以下简称“合资经营合同”༉。
In accordance with the Law of the People’s Republic of China on Equity Joint Ventures, the Company Law and other related laws, Microport Sorin CRM(Shanghai)Co.,Ltd.(the “Company”)agrees to amend the Joint Venture Contract(“JVC”) which was signed on 9th Jan.2014 as follows:

一、 原合资经营合同第3.2条与第3.5条规定如下༚
Article 3.2 and 3.5 of the original JVC were agrees as follows:
3.2 合资公司的中文名称从“微创微搏医疗器械༈上海༉有限公司”变更为“微创索林心率管理医疗器械༈上海༉有限公司”༌英文名称为”MicroPort Sorin CRM (Shanghai) Co., Ltd.”。
The name of the Company shall be changed from “微创微搏医疗器械༈上海༉有限公司” to ”微创索林心律管理医疗器械༈上海༉有限公司” in Chinese, and “MicroPort Sorin CRM (Shanghai) Co., Ltd.” in English.

3.5 合资公司的法定地址为中国上海市张江高科技园区牛顿路501号2号楼101室༈邮编201203༉。可根据合资公司的业务需要变更合资公司的法定地址。
The legal address of the Company shall be Room 101, Building 2, 501 Newton Rd., Zhangjiang Hi-Tech Park, Shanghai 201203, PRC. The legal address of the Company can be changes according to the business needs of the Company.

上述条款现修改为༚
Article 3.2 and 3.5 of the JVC shall be amended and restated as follows:
3.2 合资公司的中文名称为”创领心律管理医疗器械༈上海༉有限公司”༌英文名称为”MicroPort Sorin CRM (Shanghai) Co., Ltd.”。
    The name of the Company shall be “创领心律管理医疗器械༈上海༉有限公司”in Chinese, and “MicroPort Sorin CRM (Shanghai) Co., Ltd.” in English.
3.5 合资公司的法定地址为中国上海市张江高科技园区芳春路400号3幢4楼401室༌༈邮编201203༉。可根据合资公司的业务需要变更合资公司的法定地址。
The legal address of the Company shall be Room 401, Building 3, 400 Fangchun Rd., Zhangjiang Hi-Tech Park, Shanghai China 201203, PRC. The legal address of the Company can be changed according to the business needs of the Company.

二 、 其它 Miscellaneous

《合资经营合同》的其它条款和条件༈包括定义༉应当保持不变༌上述修改除外。
Except for the amendments addressed in the above, the other terms and conditions (including definitions) of the JVC shall remain unchanged.

本修正案应当于审批机关批准之日生效。
This Amendment shall become effective upon approval at the Examination and Approval Authority.

本修正案构成《合资经营合同》不可分割的组成部分。
This Amendment shall become integral part of the JVC.

本修正案以中文和英文制作并签署༌中文文本和英文文本具有同等效力。
The Amendment is made and executed in both Chinese and English, both of which shall have the same effect.

本修正案签署八༈8༉份原件༌双方各执两༈2༉份༌审批机关及工商管理局各执一༈1༉份༌公司存档两༈2༉份༌每份原件具有同等法律效力。
The Amendment is executed in eight (8) original counterparts with equal legal effect, with two (2) for the Parties, one (1) for each of the Examination and Approval Authority and the Administration for Industry and Commerce, and two (2) for the Company for the purpose of filing.

【本页余下故意留白༌后付签字页】
[Rest of the page intentionally left blank – execution pages to follow]

Execution Page I of the Amendment
修正案签署页一

代表上海微创医疗器械༈集团༉有限公司༈公司公章༉
For and on behalf of Shanghai MicroPort Medical (Group) Co., Ltd. (Company Chop)

签字人:_____________________
By: ____________________

姓名༚张燕
Name: Joyce Zhang

职务༚总裁
Title: President

国籍༚中国
Nationality: Chinese

Execution Page II of the Amendment
修正案签署页二

代表Sorin CRM Holding SAS
For and on behalf of Sorin CRM Holding SAS
签字人:____________________
By:____________________

姓名༚Alexander H.J. Neumann
Name: Alexander H.J. Neumann

职务༚Directeur general
Title: Directeur general

国籍༚德国
Nationality: German

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